Note 16 - Per Share Amounts	12 Months Ended
Oct. 31, 2021
Statement Line Items [Line Items]
Disclosure of earnings per share [text block]
16.	Per share amounts:

Basic and diluted income per common share

(thousands of Canadian dollars)
	2021	2020

Net income	$22,380	$19,405
Preferred share dividends paid	(1,578)	(2,168)
Net income available to common shareholders	20,802	17,237

Weighted average number of common shares outstanding	21,752,930	21,123,559

Basic and diluted income per common share:	$0.96	$0.82

The Series 1 NVCC preferred shares are contingently issuable shares and do not have a dilutive impact. The outstanding employee stock options are dilutive but are de minimis and therefore have no impact on the Bank’s income per share amounts.